                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     November 10, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 84
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

Effective for the June 1998 Due Period, FCC National Bank (the "Bank") will transfer amounts collected on recoveries of charged off Accounts to First Chicago Master Trust II (the "Trust"). Any recoveries so transferred will generally be treated as collections of Finance Charge Receivables. Amounts treated as recoveries will be included in collections for the July 1998 Distribution Date. Recoveries are generated only from collections received on Defaulted Receivables which were charged off while included in the assets of the Trust. The information contained in Exhibit 28 hereto reflects the addition of the amounts of such recoveries.

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 84

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                    3 of 84

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: November 10, 1998    By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary


                                    4 of 84

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II Floating
                  Rate Asset Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

                                    5 of 84

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U


                                    6 of 84

                                                                    EXHIBIT 28-A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

            --------------------------------------------------

                         First Chicago Master Trust 11
                               November 6, 1998

            --------------------------------------------------

The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing
   Agreement.

2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

3. The undersigned are Servicing Officers.

4. The aggregate amount of Collections processed for the Due
   Period for this Distribution Date was equal to............  $4,151,267,915.57

5. (a) The aggregate amount of such Collections allocated to
   Principal Receivables for the Due Period for this
   Distribution Date was equal to............................  $3,906,733,045.35

   (b) The aggregate amount of such Collections allocated
   to Finance Charge Receivables for the Due Period
   for this Distribution Date was equal to...................  $  244,534,870.22

6. (a) The aggregate Interchange Amount (which will be
   included as Finance Charge Receivables for all
   Series) for this Distribution Date was equal to...........  $   50,356,883.72

   (b) The aggregate Net Recoveries Amount (which will
   be included as Finance Charge Receivables for all
   Series) for this Distribution Date was equal to...........  $    8,779,121.36

7. The Invested Percentage of Collections allocated to Principal Receivables for the Due Period was equal to for:

     Series 1993 - F.............................................  4.583%
     Series 1993 - H.............................................  4.583%
     Series 1994 - J.............................................  3.274%
     Series 1994 - K.............................................  3.274%
     Series 1994 - L.............................................  3.274%
     Series 1995 - M.............................................  3.741%
     Series 1995 - N.............................................  3.741%
     Series 1995 - O.............................................  3.741%
     Series 1995 - P.............................................  3.741%
     Series 1996 - Q.............................................  6.734%
     Series 1996 - R.............................................  2.993%
     Series 1996 - S.............................................  5.238%
     Series 1997 - T.............................................  4.490%
     Series 1997 - U.............................................  2.993%

                                   7 of 84

8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

          Series 1993 - F...............................................  0.764%
          Series 1993 - H...............................................  1.528%
          Series 1994 - J...............................................  3.274%
          Series 1994 - K...............................................  3.274%
          Series 1994 - L...............................................  3.274%
          Series 1995 - M...............................................  3.741%
          Series 1995 - N...............................................  3.741%
          Series 1995 - O...............................................  3.741%
          Series 1995 - P...............................................  3.741%
          Series 1996 - Q...............................................  6.734%
          Series 1996 - R...............................................  2.993%
          Series 1996 - S...............................................  5.238%
          Series 1997 - T...............................................  4.490%
          Series 1997 - U...............................................  2.993%

9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

          Series 1993 - F...............................................  0.764%
          Series 1993 - H...............................................  1.528%
          Series 1994 - J...............................................  3.274%
          Series 1994 - K...............................................  3.274%
          Series 1994 - L...............................................  3.274%
          Series 1995 - M...............................................  3.741%
          Series 1995 - N...............................................  3.741%
          Series 1995 - O...............................................  3.741%
          Series 1995 - P...............................................  3.741%
          Series 1996 - Q...............................................  6.734%
          Series 1996 - R...............................................  2.993%
          Series 1996 - S...............................................  5.238%
          Series 1997 - T...............................................  4.490%
          Series 1997 - U...............................................  2.993%

10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

          Series 1993 - F................................................  $0.00
          Series 1993 - H................................................  $0.00
          Series 1994 - J................................................  $0.00
          Series 1994 - K................................................  $0.00
          Series 1994 - L................................................  $0.00
          Series 1995 - M................................................  $0.00
          Series 1995 - N................................................  $0.00
          Series 1995 - O................................................  $0.00
          Series 1995 - P................................................  $0.00
          Series 1996 - Q................................................  $0.00
          Series 1996 - R................................................  $0.00
          Series 1996 - S................................................  $0.00
          Series 1997 - T................................................  $0.00
          Series 1997 - U................................................  $0.00

                                    8 of 84

11. The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

          Series 1993 - F...........................................  $     0.00
          Series 1993 - H...........................................  $ 7,816.82
          Series 1994 - J...........................................  $22,507.64
          Series 1994 - K...........................................  $25,474.73
          Series 1994 - L...........................................  $17,468.27
          Series 1995 - M...........................................  $     0.00
          Series 1995 - N...........................................  $     0.00
          Series 1995 - O...........................................  $     0.00
          Series 1995 - P...........................................  $     O.OO
          Series 1996 - Q...........................................  $     0.00
          Series 1996 - R...........................................  $     0.00
          Series 1996 - S...........................................  $     0 00
          Series 1997 - T...........................................  $     0.00
          Series 1997 - U...........................................  $     0.00

12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

          Series 1993 - F........................................  $  204,166.67
          Series 1993 - H........................................  $  388,888.89
          Series 1994 - J........................................  $  833,333.33
          Series 1994 - K........................................  $  833,333.33
          Series 1994 - L........................................  $  833,333.33
          Series 1995 - M........................................  $  952,380.95
          Series 1995 - N........................................  $  952,380.95
          Series 1995 - O........................................  $  952,380.95
          Series 1995 - P........................................  $  952,380.95
          Series 1996 - Q........................................  $1,714,285.71
          Series 1996 - R........................................  $  761,904.77
          Series 1996 - S........................................  $1,333,333.34
          Series 1997 - T........................................  $1,142,857.14
          Series 1997 - U........................................  $  761,904.77

13. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest is equal to for:

          Series 1993 - F........................................  $  588,518.52
          Series 1993 - H........................................  $1,156,296.30
          Series 1994 - J........................................  $2,486,666.67
          Series 1994 - K........................................  $2,472,222.22
          Series 1994 - L........................................  $2,979,166.67
          Series 1995 - M........................................  $2,880,553.65
          Series 1995 - N........................................  $2,842,140.96
          Series 1995 - O........................................  $2,882,775.87
          Series 1995 - P........................................  $2,854,204.44
          Series 1996 - Q........................................  $5,091,853.72
          Series 1996 - R........................................  $2,242,421.84
          Series 1996 - S........................................  $3,972,290.14
          Series 1997 - T........................................  $3,366,378.67
          Series 1997 - U........................................  $2,263,046.10

                                    9 of 84

14. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal is equal to for:

Series 1993 - F.............................. $58,333,333.33
Series 1993 - H.............................. $58,333,333.33
Series 1994 - J..............................          $0.00
Series 1994 - K..............................          $0.00
Series 1994 - L..............................          $0.00
Series 1995 - M..............................          $0 00
Series 1995 - N.............................. $48,169,556.67
Series 1995 - O..............................          $0 00
Series 1995 - P..............................          $0.00
Series 1996 - Q..............................          $0.00
Series 1996 - R..............................          $0.00
Series 1996 - S..............................          $0.00
Series 1997 - T..............................          $0.00
Series 1997 - U..............................          $0.00

15. The excess, if any, of the First Chicago Amount over the
    Aggregate Principal Receivables required to be maintained
    pursuant to the Agreement.......................... $6,659,053,660.88

16. The First Chicago Amount for the Due Period divided by
    Aggregate Principal Receivables for the Due Period............ 50.474%

17. The Minimum First Chicago Interest Percentage.................  7.000%

18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

19. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing
    except as follows:                                               NONE

20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

22. During the preceding calendar month, the number of newly-
    originated Accounts was...................................... 144,478

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                               FCC National Bank
                                  as Servicer

                              By: /s/ James A. Harwood
                                 --------------------------
                                    Servicing Officer


                              By: /s/ Michael J. Kuzlik
                                 --------------------------
                                    Servicing Officer

                                                                    EXHIBIT 28.B

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1993 - F
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - F Supplement dated as of June 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount.)
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Series 1993 - F Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .              $84.174

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1993 - F Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .              $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1993 - F Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . .               $0.841

                                    11 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1993 - F Certificates . . . . . . . . . .      $181,215,481.43

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which  were
      allocated in respect of the Series 1993 - F
      Certificates, per $1,000 interest  . . . . . . . . .             $258.879

   d. Excess Principal Collections allocated
      in respect of the Series 1993 - F Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1993 - F
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .      $116,666,666.70

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1993 - F Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               0.764%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1993 - F
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               4.583%

   e. The Pre-Allocated Invested Amount for
      the Due period with respect to the
      current Distribution Date  . . . . . . . . . . . . .                $0.00

                                    12 of 84

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

   4. Investor Default Amount.
      ------------------------

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - F
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount  . . . . . . . . . . . . . .          $749,810.79

   b. Recoveries . . . . . . . . . . . . . . . . . . . . .           $67,060.05

   c. Net Default Receivables  . . . . . . . . . . . . . .          $682,750.74

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the Series 1993 - F Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date  . . . . . . . . . . .           $48,611.11

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $155,555.56

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

                                    13 of 84

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period . . . . . . . . . . . . . . . . . . . . . . .       $21,000,000.00

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1993 - F
      Certificates as of such Due Period . . . . . . . . .              18.000%

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the Pool Factor  . . . . . .          8.33333334%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00


                    FCC National Bank,
                    Servicer



                    By      /s/ James A. Harwood
                         ----------------------------
                    Title:     Vice President

                                    14 of 84

                                                                    EXHIBIT 28.C

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        -------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1993 - H
                               November 6, 1998

        -------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - H Supplement dated as of August 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount.)
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Series 1993 - H  Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .              $84.985

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the  Series 1993 - H  Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .              $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1993 - H  Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . .               $1.652

                                   15 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1993 - H Certificates . . . . . . . . . .      $183,447,596.55

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which  were
      allocated in respect of the  Series 1993 - H
      Certificates, per $1,000 interest  . . . . . . . . .             $262.068

   d. Excess Principal Collections allocated
      in respect of the  Series 1993 - H  Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1993 - H
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .      $233,333,333.36

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1993 - H  Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               1.528%

   d. The Invested Percentage with respect to
      Principal Receivables for the  Series 1993 - H
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               4.583%

   e. The Pre-Allocated Invested Amount for
      the Due period with respect to the
      current Distribution Date  . . . . . . . . . . . . .                $0.00

                                   16 of 84

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

   4. Investor Default Amount.
      ------------------------

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - H
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount  . . . . . . . . . . . . . .        $1,499,621.59

   b. Recoveries . . . . . . . . . . . . . . . . . . . . .          $134,120.09

   c. Net Default Receivables  . . . . . . . . . . . . . .        $1,365,501.50

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the  Series 1993 - H  Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date  . . . . . . . . . . .          $145,833.33

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $243,055.56

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

                                   17 of 84

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period . . . . . . . . . . . . . . . . . . . . . . .       $30,333,333.34

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1993 - H
      Certificates as of such Due Period . . . . . . . . .              13.000%

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the Pool Factor  . . . . . .         25.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                    FCC National Bank,
                    Servicer



                    By      /s/ James A. Harwood
                         ----------------------------
                    Title:     Vice President

                                   18 of 84

                                                                    EXHIBIT 28.D

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1994 - J
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Series 1994 - J Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $4.973

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1994 - J Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - J Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . .               $4.973

                                   19 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1994 - J Certificates . . . . . . . . . .        $9,420,374.27

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of the Series 1994 - J
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   d. Excess Finance Charge Collections allocated
      in respect of the Series 1994 - J Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   e. Excess Principal Collections allocated in
      respect of the Series 1994 - J Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

   b. The amount of Principal Receivables in
      the Trust represented by the  Series 1994 - J
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .      $500,000,000.00

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1994 - J Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               3.274%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1994 - J
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               3.274%

                                   20 of 84

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

   4. Investor Default Amount.
      ------------------------

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount  . . . . . . . . . . . . . .        $3,213,474.83

   b. Recoveries . . . . . . . . . . . . . . . . . . . . .          $287,400.19

   c. Net Default Receivables  . . . . . . . . . . . . . .        $2,926,074.64

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the Series 1994 - J Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date. . . . . . . . . . . .          $312,500.00

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $520,833.33

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . .                $0.00

                                   21 of 84

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period . . . . . . . . . . . . . . . . . . . . . . .       $65,000,000.00

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1994 - J
      Certificates as of such Due Period . . . . . . . . .              13.000%

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the Pool Factor  . . . . . .        100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                    FCC National Bank,
                    Servicer


                    By      /s/ James A. Harwood
                         ---------------------------
                    Title:     Vice President

                                   22 of 84

                                                                    EXHIBIT 28.E

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1994 - K
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Series 1994 - K Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $4.944

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1994 - K Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - K Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . .               $4.944

                                   23 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1994 - K Certificates . . . . . . . . . .        $9,420,374.27

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of the Series 1994 - K
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   d. Excess Finance Charge Collections allocated
      in respect of the Series 1994 - K Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   e. Excess Principal Collections allocated in
      respect of the Series 1994 - K Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1994 - K
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .      $500,000,000.00

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1994 - K Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               3.274%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1994 - K
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               3.274%

                                   24 of 84

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

   4. Investor Default Amount.
      ------------------------

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount  . . . . . . . . . . . . . .        $3,213,474.83

   b. Recoveries . . . . . . . . . . . . . . . . . . . . .          $287,400.19

   c. Net Default Receivables  . . . . . . . . . . . . . .        $2,926,074.64

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the Series 1994 - K Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date  . . . . . . . . . . .          $312,500.00

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $520,833.33

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

                                   25 of 84

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period . . . . . . . . . . . . . . . . . . . . . . .       $72,500,000.00

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1994 - K
      Certificates as of such Due Period . . . . . . . . .              14.500%

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the Pool Factor  . . . . . .         100.00000000%

   D. Deficit Controlled Amortization Amount.
      ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                    FCC National Bank,
                    Servicer


                    By      /s/ James A. Harwood
                         ----------------------------
                    Title:     Vice President

                                   26 of 84

                                                                    EXHIBIT 28.F

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1994 - L
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Series 1994 - L Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $5.958

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1994 - L Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - L Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . .               $5.958

                                   27 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1994 - L Certificates . . . . . . . . . .        $9,420,374.27

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of the Series 1994 - L
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   d. Excess Finance Charge Collections allocated
      in respect of the Series 1994 - L Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   e. Excess Principal Collections allocated in
      respect of the Series 1994 - L Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1994 - L
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .      $500,000,000.00

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1994 - L Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               3.274%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1994 - L
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               3.274%

                                   28 of 84

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

   4. Investor Default Amount.
      ------------------------

      The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
      Certificates (the "Investor Default Amount").

   a. Investor Default Amount  . . . . . . . . . . . . . .        $3,213,474.83

   b. Recoveries . . . . . . . . . . . . . . . . . . . . .          $287,400.19

   c. Net Default Receivables  . . . . . . . . . . . . . .        $2,926,074.64

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Investor Charge-Offs
      per $1,000 interest after reimbursement
      of any such Investor Charge-Offs for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Investor Charge-Offs,
      if any, by which the principal balance of
      the Series 1994 - L Certificates exceeds
      the Invested Amount as of the end of the
      day on the Record Date with respect
      to the current Distribution Date . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable from Available Funds by the
      Trust to the Servicer with respect to
      the current Distribution Date  . . . . . . . . . . .          $312,500.00

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $520,833.33

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

                                   29 of 84

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period . . . . . . . . . . . . . . . . . . . . . . .       $57,500,000.00

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1994 - L
      Certificates as of such Due Period . . . . . . . . .              11.500%

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount).  The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by multi-
      plying the original denomination of the
      holder's Certificate by the Pool Factor  . . . . . .        100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                    FCC National Bank,
                    Servicer


                    By      /s/ James A. Harwood
                         ----------------------------
                    Title:     Vice President

                                   30 of 84

                                                                    EXHIBIT 28.G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
        -------------------------------------------------------------
                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - M
                               November 6, 1998
        -------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Class A  Certificateholders on the
      Payment Date per $1,000 interest............................... $5.021

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the  Class A  Certificates,
      per $1,000 interest............................................ $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest.................. $5.021

                                   31 of 84

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series...............    $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the  Series 1995 - M Certificates.....................     $10,766,142.05

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates................      $9,420,374.27

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest.....................            $18.841

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date.....................................      $4,685,039.92

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates..................................              $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1995 - M Certificates,
      if any................................................              $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the  Series 1995 - M Certificates,
      if any................................................              $0.00

2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series).............. $15,273,339,379.88

                                   32 of 84

b. The amount of Principal Receivables in
   the Trust represented by the Series 1995 - M
   Certificates (the "Invested Amount") for
   the Due Period with respect to the current
   Distribution Date.......................................... $571,428,572.00

c. The amount of Principal Receivables
   in the Trust represented by the Class A
   Certificates (the "Class A Invested Amount")
   for the Due Period with respect to the
   current Distribution Date.................................. $500,000,000.00

d. The Invested Percentage with respect to
   Finance Charge Receivables (including
   Interchange) and Defaulted Receivables for
   the Series 1995 - M Certificates for the Due
   Period with respect to the current
   Distribution Date..........................................          3.741%

e. The Invested Percentage with respect to
   Principal Receivables for the Series 1995 - M
   Certificates for the Due Period with respect
   to the current Distribution Date...........................          3.741%

f. The Class A Floating Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................          87.50%

g. The Class A Principal Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................          87.50%

h. The Collateral Floating Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................          12.50%

i. The Collateral Principal Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................          12.50%

3. Delinquent Balances.

   The aggregate amount of outstanding
   balances in the Accounts which were 30
   or more days delinquent as of the end of
   the Due Period for the current Distribution
   Date....................................................... $786,557,186.88

                                   33 of 84

4. Investor Default Amount.
   -----------------------

a. The aggregate amount of all Defaulted
   Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
   Certificates (the "Investor Default Amount")

   1. Investor Default Amount . . . . . . . . . . . . . .         $3,672,542.67
   2. Recoveries. . . . . . . . . . . . . . . . . . . . .           $328,457.36
   3. Net Default Receivables . . . . . . . . . . . . . .         $3,344,085.31

b. The  Class A  Investor Default Amount

   1. Investor Default Amount . . . . . . . . . . . . . .          $3,213,474.83
   2. Recoveries. . . . . . . . . . . . . . . . . . . . .            $287,400.19
   3. Net Default Receivables . . . . . . . . . . . . . .          $2,926,074.64

c. The Collateral Investor Default Amount
   1. Investor Default Amount . . . . . . . . . . . . . .            $459,067.84
   2. Recoveries. . . . . . . . . . . . . . . . . . . . .             $41,057.17
   3. Net Default Receivables . . . . . . . . . . . . . .            $418,010.67

5. Investor Charge-offs

a. The amount of the  Class A  Investor
   Charge-Offs per $1,000 interest after
   reimbursement of any such   Class A
   Investor Charge-Offs for the Due Period
   with respect to the current Distribution
   Date . . . . . . . . . . . . . . . . . . . . . . . . .                 $0.00

b. The amount attributable to  Class A
   Investor Charge-Offs, if any, by which
   the principal balance of the
   Class A  Certificates exceeds the
   Class A  Invested Amount as of the end
   of the day on the Record Date with
   respect to the current Distribution Date . . . . . . .                 $0.00

c. The amount of the Collateral Charge-
   Offs, if any, for the Due Period with
   respect to the current Distribution
   Date . . . . . . . . . . . . . . . . . . . . . . . . .                 $0.00

6. Monthly Servicing Fee

a. The amount of the Monthly Servicing Fee
   payable by the Trust to the Servicer
   with respect to the current Distribution
   Date . . . . . . . . . . . . . . . . . . . . . . . . .           $357,142.86

                                   34 of 84

b. The amount of the Interchange Monthly
   Servicing Fee payable to the Servicer
   with respect to the current Distribution
   Date..........................................................    $595,238.09

7. Available Cash Collateral Amount.

a. The amount, if any, withdrawn
   from the Cash Collateral Account
   for the current Distribution Date
   (the "Withdrawal Amount").....................................          $0.00

b. The amount available to be withdrawn from
   the Cash Collateral Account as of the
   end of the day on the current Distribution
   Date, after giving effect to all with-
   drawals, deposits and payments to be
   made on such Distribution Date (the
   "Available Cash Collateral Amount"
   for the next Distribution Date)...............................  $5,714,286.00

c. The amount as computed in 7.b as a
   percentage of the  Class A  Invested
   Amount after giving effect to all re-
   ductions thereof on the current Dist-
   ribution Date.................................................         1.143%

8. Collateral Invested Amount.

a. The Collateral Invested Amount for the
   current Distribution Date..................................... $71,428,572.00

b. The Collateral Invested Amount after
   giving effect to all withdrawals, deposits, and
   payments on the current Distribution
   Date.......................................................... $71,428,572.00

9. Total Enhancement.

a. The total Enhancement for the current
   Distribution Date............................................. $77,142,858.00

b. The total Enhancement after giving ef-
   fect to all withdrawals, deposits and
   payments on the current Distribution
   Date.......................................................... $77,142,858.00

                                   35 of 84

C. The Pool Factor.

   The Pool Factor (which represents the ratio
   of the  Class A  Invested Amount on the last  day
   of the month ending on the Record Date
   adjusted for  Class A  Investor Charge-Offs set
   forth in B.5.a. above and for the distributions
   of principal set forth in A.2 above to the
   Class A  Initial Invested Amount).  The amount
   of a  Class A  Certificateholder's pro rata share
   of the  Class A  Invested Amount can be determined
   by multiplying the original denomination of the
   holder's  Class A  Certificate by the Pool
   Factor......................................................... 100.00000000%

D. Deficit Controlled Amortization Amount.

1. The Deficit Controlled Amortization Amount
   for the preceding Due Period...................................         $0.00

                               FCC National Bank,
                               Servicer


                               By: /s/ James A. Harwood
                                   ----------------------
                               Title: Vice President

                                   36 of 84

                                                                    EXHIBIT 28.H

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        -------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - N
                               November 6, 1998

        -------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .              $88.283

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest . . . . . . . . . . . . . . . . .             $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest . . . .              $4.950

                                   37 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1995 - N Certificates . . . . . . . . . .      $156,930,568.36

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . .      $137,314,247.00

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest  . . . . . . . . .             $274.628

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .        $4,720,595.47

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . .                $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1995 - N Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1995 - N Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

                                   38 of 84

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1995-N
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .      $571,428,572.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date. . . . . . . . . . . . . .      $500,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1995-N Certificates for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               3.741%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1995-N
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               3.741%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

                                   39 of 84

   4. Investor Default Amount.
      ------------------------

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995-N
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount . . . . . . . . . . . . .        $3,672,542.67

      2. Recoveries. . . . . . . . . . . . . . . . . . . .          $328,457.36

      3. Net Default Receivables . . . . . . . . . . . . .        $3,344,085.31

   b. The Class A Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .        $3,213,474.83

      2. Recoveries. . . . . . . . . . . . . . . . . . . .          $287,400.19

      3. Net Default Receivables . . . . . . . . . . . . .        $2,926,074.64

   c. The Collateral Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .          $459,067.84

      2. Recoveries  . . . . . . . . . . . . . . . . . . .           $41,057.17

      3. Net Default Receivables . . . . . . . . . . . . .          $418,010.67

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date . . . . . .                $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $357,142.86

                                   40 of 84

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $595,238.09

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . .                $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date). . . . . . . . . . .        $5,714,286.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dis-
      tribution Date . . . . . . . . . . . . . . . . . . .               1.143%

   8. Collateral Invested Amount.
      ---------------------------

   a. The Collateral Invested Amount for the
      current Distribution Date. . . . . . . . . . . . . .       $71,428,572.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .       $64,925,682.00

   9. Total Enhancement.
      ------------------

   a. The total Enhancement for the current
      Distribution Date. . . . . . . . . . . . . . . . . .       $77,142,858.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .       $70,639,968.00

                                   41 of 84

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount). The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . .         91.66666667%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                             FCC National Bank,
                             Servicer


                             By    /s/ James A. Harwood
                                 --------------------------
                             Title:   Vice President

                                   42 of 84

                                                                    EXHIBIT 28.I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - O
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $5.012

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest. . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest. . . .               $5.012

                                   43 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series. . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1995 - O Certificates . . . . . . . . . .       $10,766,142.05

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . .        $9,420,374.27

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest. . . . . . . . . .              $18.841

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .        $4,689,484.36

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . .                $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1995 - O Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1995 - O Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

                                   44 of 84

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1995 - O
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .      $571,428,572.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date. . . . . . . . . . . . . .      $500,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1995 - O Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               3.741%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1995 - O
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               3.741%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

                                   45 of 84

   4. Investor Default Amount.
      ------------------------

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount . . . . . . . . . . . . .        $3,672,542.67

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $328,457.36

      3. Net Default Receivables . . . . . . . . . . . . .        $3,344,085.31

   b. The Class A Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .        $3,213,474.83

      2. Recoveries. . . . . . . . . . . . . . . . . . . .          $287,400.19

      3. Net Default Receivables . . . . . . . . . . . . .        $2,926,074.64

   c. The Collateral Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .          $459,067.84

      2. Recoveries  . . . . . . . . . . . . . . . . . . .           $41,057.17

      3. Net Default Receivables . . . . . . . . . . . . .          $418,010.67

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date . . . . . .                $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $357,142.86

                                   46 of 84

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $595,238.09

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount"). . . . . . . . . . . . . .                $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date). . . . . . . . . . .        $5,714,286.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date. . . . . . . . . . . . . . . . . . . .               1.143%

   8. Collateral Invested Amount.
      ---------------------------

   a. The Collateral Invested Amount for the
      current Distribution Date. . . . . . . . . . . . . .       $71,428,572.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .       $71,428,572.00

   9. Total Enhancement.
      ------------------

   a. The total Enhancement for the current
      Distribution Date. . . . . . . . . . . . . . . . . .       $77,142,858.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .       $77,142,858.00

                                   47 of 84

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . .        100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                                FCC National Bank,
                                Servicer

                                By       /s/ James A. Harwood
                                     -----------------------------
                                Title:      Vice President

                                   48 of 84

                                                                    EXHIBIT 28.J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - P
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $4.968

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A  Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest  . . .               $4.968

                                   49 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1995 - P Certificates . . . . . . . . . .       $10,766,142.05

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . .        $9,420,374.27

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .        $4,711,706.58

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . .                $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1995 - P Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1995 - P Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

                                   50 of 84

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1995 - P
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .      $571,428,572.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date. . . . . . . . . . . . . .      $500,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1995 - P Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               3.741%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1995 - P
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               3.741%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

                                   51 of 84

   4. Investor Default Amount.
      ------------------------

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995-P
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount . . . . . . . . . . . . .        $3,672,542.67

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $328,457.36

      3. Net Default Receivables . . . . . . . . . . . . .        $3,344,085.31

   b. The Class A Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .        $3,213,474.83

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $287,400.19

      3. Net Default Receivables . . . . . . . . . . . . .        $2,926,074.64

   c. The Collateral Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .          $459,067.84

      2. Recoveries  . . . . . . . . . . . . . . . . . . .           $41,057.17

      3. Net Default Receivables . . . . . . . . . . . . .          $418,010.67

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date . . . . . .                $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $357,142.86

                                   52 of 84

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $595,238.09

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date)  . . . . . . . . . .        $5,714,286.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date  . . . . . . . . . . . . . . . . . . .               1.143%

   8. Collateral Invested Amount.
      ---------------------------

   a. The Collateral Invested Amount for the
      current Distribution Date  . . . . . . . . . . . . .       $71,428,572.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .       $71,428,572.00

   9. Total Enhancement.
      ------------------

   a. The total Enhancement for the current
      Distribution Date . . . . . . . . . . . . . .  . . .       $77,142,858.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date  . . . . . . . . . . . . . .  . . . . . . . . .       $77,142,858.00

                                   53 of 84

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . .        100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                    FCC National Bank,
                    Servicer


                    By      /s/ James A. Harwood
                         ----------------------------
                    Title:     Vice President

                                   54 of 84

                                                                    EXHIBIT 28.K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - Q
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $4.923

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest  . . .               $4.923

                                   55 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1996 - Q Certificates   . . . . . . . . .       $19,379,055.68

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . .       $16,956,673.71

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .        $8,521,071.85

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . .                $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1996 - Q Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1996 - Q Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

                                   56 of 84

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1996 - Q
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .    $1,028,571,429.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date  . . . . . . . . . . . . .      $900,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1996 - Q Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               6.734%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1996 - Q
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               6.734%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               12.50%

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

                                   57 of 84

   4. Investor Default Amount.
      ------------------------

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount . . . . . . . . . . . . .        $6,610,576.80

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $591,223.26

      3. Net Default Receivables . . . . . . . . . . . . .        $6,019,353.54

   b. The Class A Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .        $5,784,254.69

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $517,320.35

      3. Net Default Receivables . . . . . . . . . . . . .        $5,266,934.34

   c. The Collateral Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .          $826,322.11

      2. Recoveries  . . . . . . . . . . . . . . . . . . .           $73,902.91

      3. Net Default Receivables . . . . . . . . . . . . .          $752,419.20

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date . . . . . .                $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $642,857.14

                                   58 of 84

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .        $1,071,428.57

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date)  . . . . . . . . . .       $10,285,714.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date  . . . . . . . . . . . . . . . . . . .               1.143%

   8. Collateral Invested Amount.
      ---------------------------

   a. The Collateral Invested Amount for the
      current Distribution Date  . . . . . . . . . . . . .      $128,571,429.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $128,571,429.00

   9. Total Enhancement.
      ------------------

   a. The total Enhancement for the current
      Distribution Date . . . . . . . . . . . . . .  . . .      $138,857,143.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date  . . . . . . . . . . . . . .  . . . . . . . . .      $138,857,143.00

                                   59 of 84

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . .        100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                    FCC National Bank,
                    Servicer


                    By      /s/ James A. Harwood
                         ----------------------------
                    Title:     Vice President

                                   60 of 84

                                                                    EXHIBIT 28.L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - R
                               November 6, 1998

        --------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $4.870

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest  . . .               $4.870

                                   61 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1996 - R Certificates   . . . . . . . . .        $8,612,913.65

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . .        $7,536,299.43

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .        $3,808,476.38

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . .                $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1996 - R Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1996 - R Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

                                   62 of 84

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1996 - R
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .      $457,142,858.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date. . . . . . . . . . . . . .      $400,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1996 - R Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               2.993%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1996 - R
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               2.993%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

                                   63 of 84

   4. Investor Default Amount.
      ------------------------

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount . . . . . . . . . . . . .        $2,938,034.14

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $262,765.90

      3. Net Default Receivables . . . . . . . . . . . . .        $2,675,268.24

   b. The Class A Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .        $2,570,779.87

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $229,920.16

      3. Net Default Receivables . . . . . . . . . . . . .        $2,340,859.71

   c. The Collateral Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .          $367,254.27

      2. Recoveries  . . . . . . . . . . . . . . . . . . .           $32,845.74

      3. Net Default Receivables . . . . . . . . . . . . .          $334,408.53

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date . . . . . .                $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $285,714.29

                                   64 of 84

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $476,190.48

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date)  . . . . . . . . . .        $4,571,429.00

   c. The amount as computed in 7.b as a
      percentage of the  Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date  . . . . . . . . . . . . . . . . . . .               1.143%

   8. Collateral Invested Amount.
      ---------------------------

   a. The Collateral Invested Amount for the
      current Distribution Date  . . . . . . . . . . . . .       $57,142,858.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .       $57,142,858.00

   9. Total Enhancement.
      ------------------

   a. The total Enhancement for the current
      Distribution Date . . . . . . . . . . . . . .  . . .       $61,714,287.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date  . . . . . . . . . . . . . .  . . . . . . . . .       $61,714,287.00

                                   65 of 84

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . .        100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

                    FCC National Bank,
                    Servicer


                    By      /s/ James A. Harwood
                         ----------------------------
                    Title:     Vice President

                                   66 of 84

                                                                    EXHIBIT 28.M

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - S
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $4.919

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest  . . .               $4.919

                                   67 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1996 - S Certificates   . . . . . . . . .       $15,072,598.82

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . .       $13,188,523.98

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .        $6,630,611.39

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . .                $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1996 - S Certificates,
      if any   . . . . . . . . . . . . . . . . . . . . . .                $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1996 - S Certificates,
      if any . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

                                   68 of 84

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1996 - S
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .      $800,000,000.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date. . . . . . . . . . . . . .      $700,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1996 - S Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               5.238%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1996 - S
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               5.238%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . .               12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date. . . . . . . . . . . . . . . . . . .             12.50%

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

                                   69 of 84

   4. Investor Default Amount.
      ------------------------

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount . . . . . . . . . . . . .        $5,141,559.72

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $459,840.30

      3. Net Default Receivables . . . . . . . . . . . . .        $4,681,719.42

   b. The Class A Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .        $4,498,864.76

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $402,360.26

      3. Net Default Receivables . . . . . . . . . . . . .        $4,096,504.50

   c. The Collateral Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .          $642,694.96

      2. Recoveries  . . . . . . . . . . . . . . . . . . .           $57,480.04

      3. Net Default Receivables . . . . . . . . . . . . .          $585,214.92

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date . . . . . .                $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $500,000.00

                                   70 of 84

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $833,333.34

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date)  . . . . . . . . . .        $8,000,000.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date  . . . . . . . . . . . . . . . . . . .               1.143%

   8. Collateral Invested Amount.
      ---------------------------

   a. The Collateral Invested Amount for the
      current Distribution Date  . . . . . . . . . . . . .      $100,000,000.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $100,000,000.00

   9. Total Enhancement.
      ------------------

   a. The total Enhancement for the current
      Distribution Date . . . . . . . . . . . . . .  . . .      $108,000,000.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date  . . . . . . . . . . . . . .  . . . . . . . . .      $108,000,000.00

                                   71 of 84

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . .        100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period   . . . . . . . . . . .                $0.00

                    FCC National Bank,
                    Servicer


                    By      /s/ James A. Harwood
                         -----------------------------
                    Title:     Vice President

                                   72 of 84

                                                                    EXHIBIT 28.N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1997 - T
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National
Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest   . . . . . . . . .               $4.870

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $4.870

                                   73 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1997 - T Certificates . . . . . . . . . .       $12,919,370.43

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates   . . . . . .       $11,304,449.12

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .        $5,712,714.54

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution
      Date allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . .                $0.00


   g. The amount of Excess Finance Charge
      Collections allocated in respect of the Series
      1997 - T Certificates, if any  . . . . . . . . . . .                $0.00

   h. The amount of Excess Principal Collections
      allocated in respect of
      the Series 1997 - T Certificates, if any . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

                                   74 of 84

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1997 - T
      Certificates (the "Adjusted Invested Amount") for
      the Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .      $685,714,286.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Adjusted Invested Amount")
      for the Due Period with respect to the
      current Distribution Date  . . . . . . . . . . . . .      $600,000,000.00

   d. The Invested Amount for the Due Period
      with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .      $685,714,286.00

   e. The Class A Invested Amount for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .      $600,000,000.00

   f. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1997 - T Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               4.490%

   g. The Invested Percentage with respect to
      Principal Receivables for the Series 1997 - T
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               4.490%

   h. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   i. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   j. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               12.50%

   k. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               12.50%

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

                                   75 of 84

   4. Investor Default Amount.
      ------------------------

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
      Certificates (the "Investor Default Amount").

      1. Investor Default Amount . . . . . . . . . . . . .        $4,407,051.20

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $394,148.83

      3. Net Default Receivables . . . . . . . . . . . . .        $4,012,902.37

   b. The Class A Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .        $3,856,169.79

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $344,880.23

      3. Net Default Receivables . . . . . . . . . . . . .        $3,511,289.56

   c. The Collateral Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .          $550,881.41

      2. Recoveries  . . . . . . . . . . . . . . . . . . .           $49,268.60

      3. Net Default Receivables . . . . . . . . . . . . .          $501,612.81

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Class A Investor
      Charge-Offs, if any, by which the principal balance of the
      Class A Certificates exceeds the
      Class A Adjusted Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $428,571.43

                                   76 of 84

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $714,285.71

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount")  . . . . . . . . . . . . .                $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date)  . . . . . . . . . .        $6,857,143.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Adjusted Invested
      Amount after giving effect to all
      reductions thereof on the current
      Distribution Date  . . . . . . . . . . . . . . . . .               1.143%

   8. Collateral Invested Amount.
      ---------------------------

   a. The Collateral Invested Amount for the
      current Distribution Date  . . . . . . . . . . . . .       $85,714,286.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals,
      deposits, and payments on the current
      Distribution Date  . . . . . . . . . . . . . . . . .       $85,714,286.00

   9. Total Enhancement.
      ------------------

   a. The total Enhancement for the current
      Distribution Date  . . . . . . . . . . . . . . . . .       $92,571,429.00

   b. The total Enhancement after giving
      effect to all withdrawals, deposits and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .       $92,571,429.00

                                   77 of 84

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A Adjusted Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . .        100.00000000%

D. Principal Funding Account.
   --------------------------

   1. The Principal Funding Investment Proceeds
      deposited in the Collection Account for the
      current Distribution Date to be treated as
      Class A Available Funds . . . . . . . . . . . . . . .               $0.00

   2. The Excess Principal Funding Investment
      Proceeds for the current Distribution Date . . . . .                $0.00

   3. The Principal Funding Account Balance as of
      the end of day on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   4. The Deficit Controlled Accumulation Amount
      for the preceding Due Period  . . . . . . . . . . . .               $0.00

E. Reserve Account.
   ----------------

   1. The Reserve Draw Amount for the current
      Distribution Date  . . . . . . . . . . . . . . . . .                $0.00

   2. The amount on deposit in the Reserve Account
      as of the end of the day on the current
      Distribution Date (the "Available Reserve
      Account Amount" for the next Distribution Date)  . .                $0.00


                   FCC National Bank,
                   Servicer


                   By      /s/ James A. Harwood
                        ----------------------------
                   Title:     Vice President

                                   78 of 84

                                                                    EXHIBIT 28.O

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        --------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                                Series 1997-U
                               November 6, 1998

        --------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1997-U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 16, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $4.910

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates,
      per $1,000 interest . . . . . . . . . . . . . . . . .              $4.910

                                   79 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

   1. Collections of Receivables.
      ---------------------------

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series  . . . . . .      $646,750,047.53

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1997-U Certificates . . . . . . . . . . .        $8,612,913.65

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates . . . . . . .        $7,536,299.43

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest  . . . . . . . . .              $18.841

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .        $3,792,476.38

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution
      Date allocated in respect of the
      Class A Certificates . . . . . . . . . . . . . . . .                $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the Series 1997-U
      Certificates, if any . . . . . . . . . . . . . . . .                $0.00

   h. The amount of Excess Principal Collections
      allocated in respect of
      the Series 1997-U Certificates, if any . . . . . . .                $0.00

   2. Receivables in Trust.
      ---------------------

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series) . . . . . .   $15,273,339,379.88

                                   80 of 84

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1997-U
      Certificates (the "Adjusted Invested Amount") for
      the Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .      $457,142,858.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Adjusted Invested Amount")
      for the Due Period with respect to the
      current Distribution Date  . . . . . . . . . . . . .      $400,000,000.00

   d. The Invested Amount for the Due Period
      with respect to the current Dist-
      ribution Date  . . . . . . . . . . . . . . . . . . .      $457,142,858.00

   e. The Class A Invested Amount for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .      $400,000,000.00

   f. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1997-U Certificates for the Due
      Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               2.993%

   g. The Invested Percentage with respect to
      Principal Receivables for the Series 1997-U
      Certificates for the Due Period with respect
      to the current Distribution Date . . . . . . . . . .               2.993%

   h. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   i. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               87.50%

   j. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date  . . . . . . . . . . . . . . . . .               12.50%

   k. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              12.50%

   3. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .      $786,557,186.88

                                   81 of 84

   4. Investor Default Amount.
      ------------------------

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997-U
      Certificates (the "Investor Default Amount").

      1. Investor Default Amount . . . . . . . . . . . . .        $2,938,034.14

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $262,765.90

      3. Net Default Receivables . . . . . . . . . . . . .        $2,675,268.24

   b. The Class A Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .        $2,570,779.87

      2. Recoveries  . . . . . . . . . . . . . . . . . . .          $229,920.16

      3. Net Default Receivables . . . . . . . . . . . . .        $2,340,859.71

   c. The Collateral Investor Default Amount

      1. Investor Default Amount . . . . . . . . . . . . .          $367,254.27

      2. Recoveries  . . . . . . . . . . . . . . . . . . .           $32,845.74

      3. Net Default Receivables . . . . . . . . . . . . .          $334,408.53

   5. Investor Charge-offs.
      ---------------------

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   b. The amount attributable to Class A Investor
      Charge-Offs, if any, by which the principal balance of the
      Class A Certificates exceeds the
      Class A Adjusted Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   6. Monthly Servicing Fee.
      ----------------------

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $285,714.29

                                   82 of 84

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .          $476,190.48

   7. Available Cash Collateral Amount.
      ---------------------------------

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount") . . . . . . . . . . . . . .               $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all with-
      drawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date)  . . . . . . . . . .        $4,571,429.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Adjusted Invested
      Amount after giving effect to all re-
      ductions thereof on the current Dist-
      ribution Date  . . . . . . . . . . . . . . . . . . .               1.143%

   8. Collateral Invested Amount.
      ---------------------------

   a. The Collateral Invested Amount for the
      current Distribution Date  . . . . . . . . . . . . .       $57,142,858.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals,
      deposits, and payments on the current
      Distribution Date  . . . . . . . . . . . . . . . . .       $57,142,858.00

   9. Total Enhancement.
      ------------------

   a. The total Enhancement for the current
      Distribution Date  . . . . . . . . . . . . . . . . .       $61,714,287.00

   b. The total Enhancement after giving ef-
      fect to all withdrawals, deposits and
      payments on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .       $61,714,287.00

                                   83 of 84

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A Adjusted Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount).  The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool
      Factor . . . . . . . . . . . . . . . . . . . . . . .        100.00000000%

D. Principal Funding Account.
   --------------------------

   1. The Principal Funding Investment Proceeds
      deposited in the Collection Account for the
      current Distribution Date to be treated as
      Class A Available Funds  . . . . . . . . . . . . . .                $0.00

   2. The Excess Principal Funding Investment
      Proceeds for the current Distribution Date . . . . .                $0.00

   3. The Principal Funding Account Balance as of
      the end of day on the current Distribution
      Date . . . . . . . . . . . . . . . . . . . . . . . .                $0.00

   4. The Deficit Controlled Accumulation Amount
      for the preceding Due Period . . . . . . . . . . . .                $0.00

E. Reserve Account.
   ----------------

   1. The Reserve Draw Amount for the current
      Distribution Date  . . . . . . . . . . . . . . . . .                $0.00

   2. The amount on deposit in the Reserve Account
      as of the end of the day on the current
      Distribution Date (the "Available Reserve
      Account Amount" for the next Distribution Date)  . .                $0.00


                 FCC National Bank,
                 Servicer


                 By      /s/ James A. Harwood
                      ----------------------------
                 Title:     Vice President

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